LEASES (Notes)	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Leases	LEASES
Information about Norbord's ROU assets included in property, plant and equipment is as follows:

(US $ millions)	Land	Buildings	Production Equipment	Total
January 1, 2019	$3	$4	$17	$24
Additions	—	—	3	3
Depreciation	—	(1)	(8)	(9)
December 31, 2019	3	3	12	18
Additions	—	1	11	12
Depreciation	—	—	(11)	(11)
Transfers	—	—	2	2
December 31, 2020	$3	$4	$14	$21
For the year, $3 million (2019 - $3 million) of payments related to short-term leases was included in cost of sales. For the year, finance costs included $1 million (2019 - $1 million) related to lease liabilities. For the year, total cash outflows related to all leases were $16 million (2019 - $14 million).
Leases of certain production equipment contain residual value guarantees of the ROU assets at the end of the contract term. At period-end, the expected amount payable under these residual value guarantees was less than $1 million (2019 - less than $1 million).